Note 12 - Long-term Debt	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Long-term Debt [Text Block]
12.	Long-term debt

	December 31, 2015	December 31, 2014

Revolving credit facility	$255,165	$299,061
3.84% senior secured notes due January 2025	-	150,000
6.40% senior secured notes due September 2015	-	12,500
5.44% senior secured notes due April 2015	-	20,000
Unamortized gain on settlement of interest rate swaps	-	1,828
Adjustments to long-term debt resulting from interest rate swaps	-	27
Capital leases maturing at various dates through 2018	1,870	4,228
Other long-term debt maturing at various dates up to 2018	3,912	5,704
	260,947	493,348
Less: current portion	3,200	36,396
Long-term debt - non-current	$257,747	$456,952

As of December 31, 2014, Old FSV allocated its long-term debt as follows: $253,991 to Colliers’ continuing operations and $239,357 to the FirstService discontinued operation (see note 4).

In April 2015, Old FSV made the final $20,000 repayment on the 5.44% senior secured notes. In May 2015, Old FSV prepaid the remaining $12,500 outstanding balance on the 6.40% senior secured notes. On June 1, 2015, in conjunction with the Spin-off, Old FSV terminated its existing credit agreement and assigned the $150,000 principal balance of the 3.84% senior secured notes to FirstService.

On June 1, 2015, the Company entered into a credit agreement with a syndicate of banks to provide a $525,000 committed revolving credit facility (the “Facility”). The Facility has a five-year term ending June 1, 2020 and bears interest at 1.5% to 2.75% over floating reference rates, depending on certain leverage ratios. The weighted average interest rate for 2015 was 2.3% (2014 - 2.0%). The Facility had $248,485 of available un-drawn credit as at December 31, 2015. As of December 31, 2015, letters of credit in the amount of $17,232 were outstanding ($7,770 as at December 31, 2014). The Facility requires a commitment fee of 0.30% to 0.55% of the unused portion, depending on certain leverage ratios. At any time during the term, the Company has the right to increase the Facility by up to $150,000 on the same terms and conditions as the original Facility.

The Company has granted the banks collateral including an interest in the Company’s shares of its subsidiaries, an assignment of material contracts, and an assignment of the Company’s “call” rights with respect to shares of the subsidiaries held by minority interests. The credit agreement covenants require the Company to maintain certain ratios including financial leverage, interest coverage and net worth. The Company is limited from undertaking certain mergers, acquisitions and dispositions without prior approval.

The effective interest rate on the Company’s long-term debt for the year ended December 31, 2015 was 3.6% (2014 - 4.5%). The estimated aggregate amount of principal repayments on long-term debt required in each of the next five years ending December 31 and thereafter to meet the retirement provisions are as follows:

2016	$3,200
2017	2,009
2018	388
2019	181
2020 and thereafter	255,169